Trade and Other Payables - Summary of Trade and Other Payables (Detail) - USD ($) $ in Millions		Dec. 31, 2021	Dec. 31, 2020
Current
Trade payables		$ 2,727	$ 2,164
Construction contract-related payables	[1]	336	318
Deferred and contingent acquisition consideration	[2]	33	34
Accruals		2,184	2,077
Other payables		410	196
Amounts payable to equity accounted investments		2	3
Total		5,692	4,792
Non-current
Other payables		389	381
Deferred and contingent acquisition consideration		328	330
Total		$ 717	$ 711

[1]	Construction contract-related payables include billings in excess of revenue, together with advances received from customers in respect of work to be performed under construction contracts and foreseeable losses thereon. $288 million was recognised in the Consolidated Income Statement during 2021 which was included in the contract-related payables balance at 31 December 2020. The movements in these balances during the year was as follows:
[2]	The fair value of total contingent consideration is $317 million (2020: $301 million) (Level 3 in the fair value hierarchy), and deferred consideration is $44 million (2020: $63 million). On an undiscounted basis, the corresponding future payments relating to contingent consideration, for which the Group may be liable, ranges from $296 million to $449 million. This is based on a range of estimated potential outcomes of the expected payment amounts primarily dependent on underlying performance metrics as set out in the relevant agreements. The fair value of contingent consideration is arrived at through discounting the expected payment to present value. Based on a reasonable possible change in assumptions, the fair value ranges from $249 million to $380 million on a discounted basis. The movement in deferred and contingent consideration during the financial year was as follows: